W.P. Stewart & Co. Growth Fund, Inc.

Supplement dated March 16, 2009
to Prospectus dated April 28, 2008 and Supplement dated December 29, 2008

Effective immediately, the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) prospectus is modified as follows.

Under the heading “MANAGEMENT,” in the prospectus on:

1. page 9, under “The Investment Adviser,” the third and fourth full paragraphs are deleted in their entirety and replaced with the following:

“The Adviser’s portfolio manager for the Fund is James Tierney.  Mr. Tierney has served as a Portfolio Manager/Analyst and Senior Vice President of the Fund’s Adviser since 2003 and has been a Portfolio Manager/Analyst of the Adviser since 2000.  Mr. Tierney was a Senior Analyst at J.P. Morgan Investment Management following a succession of industries including energy, transportation, media and entertainment from 1992-2000.  Mr. Tierney left J.P. Morgan in 1990 to attend business school and returned after completing his M.B.A. in 1992. Mr. Tierney was in the Equity Research Department of J.P. Morgan Investment Management from 1988-1990 following the entertainment, healthcare and finance industries.  Mr. Tierney holds a B.S. degree from Providence College and an M.B.A. from Columbia University. (The Statement of Additional Information, under “Investment Advisory and Other Services,” provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.)”

2. page 9, under “The Investment Adviser,” paragraph five, delete the first sentence:

“Dr. Mahler and the other portfolio managers of the Adviser are members of an investment research group which selects the group of securities in which each account, including the Fund, may invest.”

and replace with:

“Mr. Tierney and the other portfolio managers of the Adviser are members of an investment research group which selects the group of securities in which each account, including the Fund, may invest.”

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3. page 9, under “The Investment Adviser,” paragraph five, delete the second sentence:

“Dr. Mahler, who is primarily responsible for the day-to-day management of the Fund’s portfolio, selects securities from this group for investment by the Fund.”

and replace with:

“Mr. Tierney, who is primarily responsible for the day-to-day management of the Fund’s portfolio, selects securities from this group for investment by the Fund.”

Investment Company Act File No. 811-08128

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W.P. Stewart & Co. Growth Fund, Inc.

Supplement dated March 16, 2009
to Statement of Additional Information dated April 28, 2008
and Supplement dated December 29, 2008

Effective immediately, the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) statement of additional information (“SAI”) is modified as follows.

A.           Under the heading “MANAGEMENT OF THE FUND,” page 11, in the chart under “Interested Directors:”

1.	the first row under the column “Position(s) with Fund,” Mr. Macri’s position with the Fund is modified as of March 13, 2009 by inserting after “Director” the following phrase:

“and President”

2.	the first row under the column “Term of Office and Length of Time Served,” Mr. Macri’s Term of Office is modified by inserting after “Director since June 2006” the following phrase:

“and President since March 2009”

3.	in the chart under “Officers:” the first row is deleted

4.	in the chart under “Officers:” the third row is deleted

B.           Under the heading “INVESTMENT ADVISORY AND OTHER SERVICES,” on pages 15 and 16 of the SAI, the disclosure under “Portfolio Manager” and “Security Ownership in Fund” are deleted in their entirety and replaced with the following:

Portfolio Manager

Mr. James Tierney is responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager Compensation Structure

Mr. Tierney, the Fund’s portfolio manager, is compensated by W.P. Stewart & Co., Inc. (“WPS Inc.” or the “Adviser”), the adviser of the Fund, not by the Fund. Mr. Tierney’s compensation is established by the Fund’s Adviser’s parent, W.P. Stewart & Co., Ltd. (“WPL”), based upon a portion of the total compensation pool that is available

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for employee compensation.  Under the terms of an employment agreement between the portfolio manager and WPS Inc., the portfolio manager’s compensation has both a fixed and variable component.  The fixed portion of such compensation is a specified amount set each year.  The variable portion of Mr. Tierney’s compensation is neither determined nor dependent upon the Fund’s performance but rather is based upon an evaluation of his responsibilities as an analyst/portfolio manager of the Fund’s Adviser.  A variable component of Mr. Tierney’s compensation is an eligibility to receive a percentage of certain performance fees, if any, earned by a team of portfolio managers.  Finally, Mr. Tierney may receive a percentage of his overall compensation in the form of restricted stock of WPL, which vests over time.

Other Accounts Table

The following table provides information regarding other accounts managed by Mr. Tierney as of March 6, 2009:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	43	$52 million	0	$0

Security Ownership in Fund

Mr. Tierney does not own any shares of the Fund.

Investment Company Act File No. 811-08128

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